Exhibit 99.1

INDEPENDENT ACCOUNTANTS’ REPORT

ON APPLYING AGREED-UPON PROCEDURES

Renewa RE I LLC and Renewa RE II LLC (“Renewa”, or the “Company)

Renewa Jamison LLC and Renewa Jamison-R LLC (the “Issuer”)

Guggenheim Securities, LLC (“Guggenheim” and together with the Company and Issuer, the “Specified Parties”)

We have performed the procedures enumerated below, on certain information with respect to attributes of the Company’s renewable leases (the “Renewable Leases” or “Assets”) as of November 24, 2025 (the “Subject Matter”) related to the Issuer’s contemplated asset-backed financing (the “Securitization Transaction”). The Company is responsible for the Data File (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and Guggenheim have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the Subject Matter and our findings are as follows:

For the purposes of our procedures, we were instructed by the Company, and by Guggenheim, on behalf of the Company, that:

•	differences of less than or equal to $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were in agreement.

•	for the “Land Owner” characteristics, any matching first name and last name of any listed owner is deemed to be in agreement

•	for the ”Project Owner”. “Project” and “Offtaker” characteristics, any matching name is deemed to be in agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•

the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•

the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding

•

the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include Lease Agreements, Lease Amendments, Deeds, NTP Notices and Company Screenshots (collectively the “Lease File”), Public Data (including Enverus, PPA. S&P and Lightsource BP Website) and Data Mapping File.

Due Diligence Agreed-Upon Procedures

On October 30, 2025, and with updates through November 24, 2025, the Company, and Guggenheim, on behalf of the Company, provided us with a computer readable data file (the “Data File”) containing certain characteristics of the Assets included in the Securitization Transaction. We performed the procedures indicated below on the Renewable Leases.

As instructed by the Company, for each of the Assets in the Data File whose value under “Facility Type” is “New” we performed comparisons for certain characteristics (as identified in Exhibit 1) to certain available source documents (the “Source Documents”).

EXHIBIT 1

	Characteristic	Source Document

1	Facility Type	Identification Purposes Only

2	Unique ID	Identification Purposes Only

3	Land Owner	Lease File

4	Project Owner	Lease File / Public Data

5	Project Owner Credit Rating	Public Data

6	Project	Public Data / Data Mapping File

7	Market	Public Data / Data Mapping File

8	Type	Lease File / Public Data

9	Mode	Lease File

10	Construction Status	COD Date

11	NTP Date	Public Data

12	COD Date	Public Data

13	COD Year	Year of COD Date

14	COD by 3rd Anniversary	Recalculation

15	Original Term (Yrs)	Lease File

16	Remaining Term from Today (Yrs)	Recalculation

17	MW	Public Data

18	Escalation Type	Lease File

19	PV6	Recalculated from Model

20	Year 1 Lease Payment	Recalculated from Model

21	Offtaker	Public Data

22	Credit Rating	Public Data

The Company instructed us to use the following methodology:

For Characteristics 3-13, 15, 17-18 and 21-22 we compared and agreed the information in the Data File to the corresponding information as set forth in the provided Source Documents. For Characteristics 14, 16, and 19-20 we recalculated and agreed the information in the Data File the corresponding information as set forth in or derived from the provided Source Documents. No Values of NA in the tape were compared and agreed.

For “Market” (Characteristic 7), we were instructed by the Company to use the “ISOTerritory” column from the Enverus download. For those Assets that did not have a value, we were instructed to look at the “ENVZone” and use the following mapping:

•	Florida = Southeast

•	Arizona = Southwest

•	NP15 = CAISO

For “Mode” (Characteristic 9), we were instructed by the Company that for Assets that have a Deed in the Lease File, the “Mode” value is “Fee” and with no Deed the “Mode” value is “Assignment”.

For “Construction Status” (Characteristic 10), we were instructed by the Company that for Assets that have a COD date value in the Data File that is on or after 11/30/25, the “Construction Status” value is “Pre-COD” and for those Assets whose COD date value in the Data File is before 11/30/25, the “Construction Status” value is “Operating”.

For “COD by 3rd Anniversary” (Characteristic 14), we were instructed by the Company that for Assets that have a COD date value in the Data File that is before 11/30/28, the “COD by 3rd Anniversary” value is “Yes” and for those Assets whose COD date value in the Data File is after 11/30/25, the “COD by 3rd Anniversary” value is “No”.

For “Remaining Term” (Characteristic 16), we were instructed by the Company to use the following formula:

•	YearFrac(11/30/25,edate(Term Start Date, Original Term *12)

For “Escalation Type” (Characteristic 18), we were instructed by the Company to use the following mapping within the Lease File:

•	If the rent escalation is connected to CPI, the value is “CPI”

•	If the rent escalation has a set percentage, the value is “Set Amount”

•	If the rent escalation has different amounts pursuant to scheduled times, the value is “Schedule”

For “Offtaker” (Characteristic 21), we were instructed by the Company that this characteristic was not applicable for any Asset with an “Offtaker” value in the Data File of “Unknown”, “Merchant” or “Community Project”.

Aprio noted no discrepancies in connection with the characteristics listed in Exhibit 1 between the Data File and the Source Documents.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;

•	addressing the value of collateral securing any such assets being securitized;

•	addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;

•	satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”);

•

addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions, including but not limited to whether the characteristics have implications on the future performance of the assets, underwritten value of the assets, credit quality of the assets, likelihood of return to investors or any other implications related to the assets or the related asset-backed securities;

•	forming any conclusions; and

•	any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ Aprio LLP

Atlanta, Georgia

November 25, 2025